UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               September 16, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                          Momentum Holdings Corporation
                -------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


     Delaware                         000-23873                    841434321
--------------------------------------------------------------------------------
   State or other                  Commission File              IRS Employer
  Jurisdiction of                      Number                  Identification
  Incorporation                                                    Number



            477 Madison Avenue, 12th Floor, New York, New York 10022
               --------------------------------------------------
            Address of Principal Executive Office, Including Zip Code


                                 (212) 308-8700
                  ---------------------------------------------
               Registrant's Telephone Number, Including Area Code



ITEM 4.  Change in Registrant's Certifying Accountant.

     On September 16, 2002, the Company's Accountants Pascale, Razzino, Alexanderson & Co., PLLC, CPA's ("Pascale"), resigned from its engagement as the Company's auditor. As a result thereof, and on October 22, 2002, the Company engaged Bloom & Co., LLP as the Company's independent certified public accountants, to audit the Company's financial statements for the fiscal year ending December 31, 2002. The decision to change accountants and to select a new auditor was approved by the Company's Board of Directors.

     Pascale was engaged by the Company on August 15, 2002. Pascale's accountant's report on the condensed consolidated financial statements of the Company as of and for the three months ended June 30, 2002, the only report issued by Pascale, did not contain any adverse opinion or a disclaimer of opinion, nor was the same qualified or modified as to uncertainty, scope limitation or accounting principles. Similarly, and during the period of engagement, there were no disagreements with the auditors on any matter of accounting principles or practices, financial statement disclosure or limitation of scope or procedure which would have caused Pascale to make reference to such subject matter in a report.

Item 7(c) Exhibits

     1.1 Letter from Pascale Razzino Alexanderson & Co., PLLC, dated January 13, 2003.

     1.2 Letter from Pascale Razzino Alexanderson & Co., PLLC, dated January 13, 2003.

     1.3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  January 13, 2003

                                                MOMENTUM HOLDINGS CORPORATION


                                                By: /s/ ANTHONY R. RUSSO
                                                Anthony R. Russo, President

       EXHIBIT 99.1 - Letter from Pascale Razzino Alexanderson & Co., PLLC

              [Pascale Razzino Alexanderson & Co., PLLC letterhead]

January 13, 2003.

Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

     We were previously principal accountants of Momentum Holdings Corporation, a Delaware corporation (the "Company"). On August 15, 2002, we reported on the condensed consolidated financial statements of the Company as of and for the three months ended June 30, 2002.

     Effective September 16, 2002, we resigned from this account. Our resignation was voluntary and was not predicated upon any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Very truly yours,

/s/  Pascale Razzino Alexanderson & Co., PLLC

        EXHIBIT 99.2 Letter from Pascale Razzino Alexanderson & Co., PLLC

              [Pascale Razzino Alexanderson & Co., PLLC Letterhead]

January 13, 2003.


Securities and Exchange Commission
Washington, D.C. 20549

Gentleman:

     We have read Item 4 of the Form 8-K/A Current Report of Momentum Holdings Corporation dated January 13, 2003, and agree with the statements contained therein so far as they relate to our firm.

Very truly yours,

/s/  Pascale Razzino Alexanderson & Co., PLLC